EXHIBIT 4

COMMON STOCK	[GRAPHIC]	COMMON STOCK
[GRAPHIC]		[GRAPHIC]
	EMC INSURANCE GROUP INC.	CUSIP 268664 10 9
	INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA	SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF

EMC INSURANCE GROUP INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate, and the shares represented hereby, are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation, and all amendments thereto, a copy of which is on file with the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers:

[SEAL]	Dated:

Attest:

/s/		/s/
PRESIDENT		SECRETARY

COUNTERSIGNED AND REGISTERED: UMB BANK, N.A. TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY.

EMC INSURANCE GROUP INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	— as tenants by the entireties		(Cust) (Minor)
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)
Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.